UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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NUZEE, INC.
(Name of Registrant as Specified In Its Charter)

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Explanatory Note

On September 20, 2019, NuZee, Inc. (the “Company”) discovered that, due to a clerical error, an EDGAR filing by the Company that was intended to be a “DEFA14A” submission was inadvertently and unintentionally filed on EDGAR as a “DEF 14A” submission (the “Inadvertent September 20 Filing”).  The Inadvertent September 20 Filing was not a definitive proxy statement, but rather consisted of soliciting materials pursuant to Rule 14a-12 promulgated under the Securities Exchange Act of 1934, as amended.

This EDGAR filing submitted on September 30, 2019 constitutes the Company’s initial filing of a definitive proxy statement.  The Company will distribute and make available to its stockholders this definitive proxy statement.  However, due to the Inadvertent September 20 Filing, the Company is technically unable to file this original definitive proxy statement as a “DEF 14A” submission, as intended and prescribed.  Accordingly, the Company is filing this definitive proxy statement as a “DEFR14A” submission.  The Company is including this Explanatory Note to clarify that this “DEFR14A” submission is not an amendment or revision to any prior definitive proxy statement.

NuZee, Inc.

2865 Scott Street, Suite 107

Vista, California 92081

September 30, 2019

Dear Stockholder:

I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders of NuZee, Inc. The Annual Meeting is to be held on Tuesday, October 22, 2019, at 9:00 a.m., Pacific time, at the NuZee, Inc. corporate headquarters located at 2865 Scott Street, Suite 107, Vista, California 92081.

We encourage you to indicate your voting preferences as soon as possible as described in the enclosed proxy statement if you do not plan to attend the Annual Meeting. Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2019 Annual Meeting and Proxy Statement.

Your vote is important, so please act at your first opportunity. Whether or not you plan to attend the Annual Meeting, I hope you will indicate your voting preferences as soon as possible. You may vote by proxy or in person at the Annual Meeting. Please review the instructions in the Proxy Statement and on the proxy card regarding your voting options.

Thank you for your ongoing support of, and continued interest in, NuZee, Inc.

Sincerely,

Masateru Higashida

Chair of the Board of Directors, Chief Executive Officer, and Secretary

Vista, California

YOUR VOTE IS IMPORTANT

___________________

In order to ensure your representation at the Annual Meeting if you will not attend, please follow the corresponding instructions on any enclosed proxy card to indicate your voting preferences.

NUZEE, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 22, 2019

To the Stockholders of NuZee, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of NuZee, Inc., a Nevada corporation (the “Company”), to be held at 9:00 a.m., Pacific time, on October 22, 2019, at the Company’s offices at 2865 Scott Street, Suite 107, Vista, California 92081 in order to:

1.Elect five directors for a term of one year;

2.Approve an amendment to the Company’s Articles of Incorporation, and authorize the Company’s Board of Directors (the “Board”), in each case to effect a reverse stock split of the Company’s issued and outstanding Common Stock, par value $0.00001 per share, within a range from 1-for-3 to 1-for-5, with the exact ratio of the reverse stock split to be determined by the Board;

3.Approve the adoption of the  NuZee, Inc. 2019 Equity Incentive Plan;

4.Select, on a non-binding advisory basis, the frequency (one year, two years or three years) with which we solicit future non-binding advisory votes on the compensation paid to our named executive officers;

5.Hold a non-binding advisory vote on the compensation paid to our named executive officers;

6.Ratify the appointment of MaloneBailey LLP, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020; and

7.Transact such other business as may properly come before the Annual Meeting.

The board of directors of the Company (the “Board”) has fixed the close of business on September 27, 2019 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Please review in detail the proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By order of the Board of Directors

Shanoop Kothari

Chief Financial Officer

Vista, California

September 30, 2019

NuZee, Inc.

2019 Annual Meeting of Stockholders

PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to the stockholders of NuZee, Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), on or about September 30, 2019, in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”)of the Company for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 22, 2019 at 9:00 a.m., Pacific time, at the offices of the Company, 2865 Scott Street, Suite 107, Vista, California 92081, and any adjournment or postponements thereof. Your shares can be voted at the Annual Meeting only if you vote by proxy or if you are present and vote in person. Even if you expect to attend the Annual Meeting, please vote by proxy to assure that your shares will be represented.

The cost of soliciting proxies will be borne by the Company. Following the mailing of this proxy statement, the Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations. The Company does not intend to retain a proxy solicitor in connection with the Annual Meeting. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company, upon request, will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Only holders of record of outstanding shares of the Common Stock, par value $0.00001 per share (“Common Stock”) of the Company at the close of business on September 27, 2019, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on the record date. There were 40,783,435 shares of Common Stock outstanding and entitled to vote on September 27, 2019. All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you are a beneficial owner holding shares in “street name” (that is, through a bank, brokerage house, custodian or other holder of record), you will need to present the election inspectors at the Annual Meeting with a copy of a brokerage statement reflecting your stock ownership as of the record date and a legal proxy from such bank, brokerage house, custodian or other holder of record.

Can I revoke my proxy and change my vote?

Any stockholder of record who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date, or (iii) appearing at the Annual Meeting, giving notice of revocation of the proxy and voting in person. If you are a beneficial owner, you will need to revoke or resubmit your proxy through your nominee and in accordance with its procedures.

What are the recommendations of the Board?

Each of the recommendations of the Board is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote “FOR” each of Proposals 1, 2, 3, 5 and 6, and “ONE YEAR” for Proposal 4. If you sign and return your proxy card but do not specify how you want your shares voted, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for a substitute or alternate board nominee for director. In the event that any other matter should properly come before the Annual Meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in accordance with their best judgment.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of shares of Common Stock entitled to vote at the Annual Meeting representing a majority of the outstanding votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. A “non-vote” generally occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee has not received instructions as to such proposal from the beneficial owner and does not have discretionary powers as to such proposal. These proposals are referred to as “non-routine” matters. The Company believes that all the proposals to be voted on at the Annual Meeting, except for Proposal 6 regarding the ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020, are not “routine” matters.  If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the proposals other than Proposal 6. If you hold shares in street name, it is therefore particularly important that you instruct your brokers on how you wish to vote your shares so that your vote can be counted.

What vote is required to approve each item?

Proposal One — Election of directors. Assuming that a quorum is present, the affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting are required for the election of directors.

Proposal Two — Amendment to the Company’s Articles of Incorporation to effect and authorize a reverse stock split of the Company’s issued and outstanding Common Stock, within a range from 1-for-3 to 1-for-5, with the exact ratio of the reverse stock split to be determined by the Board. The affirmative vote from the holders of a majority of the outstanding shares of the Common Stock as of the record date for the Annual Meeting are required to approve this proposal.

Proposal Three — Adoption of the  NuZee, Inc. 2019 Equity Incentive Plan. The affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required for approval of the adoption of the NuZee, Inc. 2019 Equity Incentive Plan.

Proposal Four — Non-binding Advisory Vote to select the frequency of future non-binding advisory votes on the compensation paid to our named executive officers.  Because this vote is advisory, it will not be binding upon the Board. However, the Board will consider the alternative receiving the greatest number of votes (i.e., one year, two years or three years) to be the frequency that stockholders recommend.

Proposal Five — Non-binding Advisory Vote on compensation paid to our named executive officers. The affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required for approval of the advisory vote of the compensation of our named executive officers. Because this vote is advisory, it will not be binding upon the Board. However, the compensation committee and the Board will take into account the outcome of the vote when considering future executive compensation arrangements.

Proposal Six — Ratification of the appointment of the Independent Registered Public Accounting Firm. The affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required for approval of the ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020.

Other Matters. For each other matter, the proposal will be approved if affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting are cast in favor of the action.

What are the effects of broker non-votes?

If you are a beneficial owner and do not provide your broker or other nominee with instructions on how to vote your street name shares, your broker or nominee will not be permitted to vote them on “non-routine” matters (a broker non-vote).

The Company believes Proposals One, Two, Three, Four and Five are considered non-routine matters under applicable rules. Please note that brokers may not vote your shares on Proposals One, Two, Three, Four and Five in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

Shares subject to a broker non-vote will have the effect of a vote against Proposal Two. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposals One, Three, Four and Five and will not affect their outcome.

The ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020 (Proposal Six) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal Six. If a broker non-vote did exist with respect to Proposal Six, it would have the effect of a vote against such proposal.

How are abstentions treated?

Abstentions will have the effect of votes against all the Proposals.

PROPOSAL 1 – ELECTION OF DIRECTORS

Director and Nominees

The Articles of Incorporation of the Company provide that the Board shall consist of at least one and no more than thirteen directors, comprising only one class of directors, with the exact number being designated from time to time by resolution of the Board. Each director is elected for a term of one year or until his or her successor has been duly elected and qualified.

The number of members of our Board is currently one (1).  However, the Board has passed a resolution expanding the size of the Board to five members and nominating five individuals to stand for election at the Annual Meeting. The Board has nominated Masateru Higashida, Kevin J. Conner, J. Chris Jones, Shanoop Kothari and Allen S. Morton to stand for election as directors at the Annual Meeting. Mr. Higashida currently serves as our sole director and will stand for re-election at the Annual Meeting. During 2019, the Board conducted a search and selected the individuals listed below from a review of many highly qualified candidates. If Messrs. Conner, Jones, Kothari and Morton are elected, and Mr. Higashida is re-elected, they will each serve a term expiring at the annual meeting of stockholders in 2020.

The Board has no reason to believe that any of its nominees will refuse or be unable to accept election. However, if any nominee is unable to accept election or if any other unforeseen contingencies should arise, the Board may designate a substitute nominee. If the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE LISTED NOMINEES.

The following table, together with the accompanying text, sets forth certain information with respect to our director and each of our nominees:

Nominees for Director

Name	Age	Position	Director Since
Masateru Higashida	47	Chief Executive Officer, Secretary and Chairman of the Board	2011
Kevin J. Conner	57	Director Nominee	2019*
J. Chris Jones	64	Director Nominee	2019*
Shanoop Kothari	46	Chief Financial Officer and Director Nominee	2019*†
Allen S. Morton	68	Director Nominee	2019*

* If elected at the Annual Meeting.

† The Company is in the process of identifying additional suitable candidates to serve as a fourth independent director on the Board. Accordingly, the Company expects that Mr. Kothari will volunteer to step down from the Board prior to the 2020 annual meeting of stockholders, or not stand for re-election, in favor of a suitable candidate for independent director.

MASATERU HIGASHIDA Mr. Higashida has served as the Chief Executive Officer, Secretary, and Treasurer of the Company since October 2014, and as Chair of the Board since August 2014. He previously also held the position of President of the Company from October 2014 until August 2017, and CFO from August 2014 until February 2019. Mr. Higashida previously founded multiple companies, including a Singapore-based investment company, and began his career in the financial industry in Nagoya, Japan.

Mr. Higashida is an employee director. Mr. Higashida was nominated to the Board due to his extensive experience operating the Company.

KEVIN J. CONNER Mr. Conner is currently Managing Director of Conner & Associates, a restructuring & turnaround servicing firm he founded in 1991. Mr. Conner has held senior management and board seats of public & private companies along with being the Chair of the Conner & Associates’ SEC audit practice. Mr. Conner is frequently retained as a qualified expert witness in matters before both Federal and State courts, including both corporate governance and general business matters. Mr. Conner holds an MS in Taxation from Philadelphia University and a BS in Accounting from West Chester University of Pennsylvania along with being licensed to practice as a CPA in the State of New York and the Commonwealth of Pennsylvania.

The Board has determined that Mr. Conner will be an independent director if he is elected. Mr. Conner was nominated to the Board because of his expertise in public company accounting and regulatory compliance matters.

J. CHRIS JONES Mr. Jones currently serves as the Managing Director of Haddington Ventures, LLC, a venture fund manager and advisor Mr. Jones co-founded in 1998, where he focuses on acquisitions, financing and administrative issues of portfolio companies. While at Haddington, Mr. Jones has served on over 12 boards of directors of portfolio companies, including multiple companies that were ultimately acquired by publicly traded companies, such as Lodi Gas Storage, which was sold to Buckeye Partners, and Bear Paw Energy, which was sold to Northern Border Partners. Prior to the formation of Haddington, Mr. Jones served as Vice President and Chief Financial Officer of Tejas Power Corporation (“TPC”), a publicly traded company, from 1985 until his appointment as Senior Vice President and Chief Operating Officer in 1995.  He also served as a Director of Market Hub Partners, L.P., TPC’s natural gas storage joint venture with Dayton Power & Light, New Jersey Resources, NIPSCO and Public Service Electric and Gas. Prior to his association with TPC, Mr. Jones served as Secretary/Treasurer, and later Chief Financial Officer of The Fisk Group, Inc., a U.S. and international electrical contracting subsidiary of Amec p.l.c., a publicly traded U.K. company.  He was employed with The Fisk Group from 1979 to 1985.  Mr. Jones began his professional career with the auditing firm Price Waterhouse in Houston, Texas in 1977.  He received his BBA degree in Accounting from the University of Texas at Austin in 1977.

The Board has determined that Mr. Jones will be an independent director if he is elected. Mr. Jones was nominated to the Board because of his experience both in the operation of public company business and serving on the boards of directors of public companies and his related expertise in corporate governance matters.

SHANOOP KOTHARI Mr. Kothari has served as our Senior Vice President and Chief Financial Officer since February 2019. Prior to joining the Company, Mr. Kothari was Managing Director at B. Riley FBR, Inc. (“FBR”) since 2014 and has been involved in providing a wide range of financial services to FBR’s oil and gas clients.  Before joining FBR, Mr. Kothari worked in the oil & gas industry as the CFO of a private refinery that was a joint venture with a small private equity firm and HollyFrontier, at Credit Suisse in energy investment banking, in finance for a publicly traded software company as well as in public accounting with Price Waterhouse. Mr. Kothari has 20+ years of accounting, finance and capital markets experience within organizations ranging from a handful of employees to multi-national organizations with tens of thousands of employees. Mr. Kothari holds a BA (Honors) in Accounting from Southern Methodist University and an MBA (High Honors) from Rice University. Mr. Kothari is also a licensed CPA / CIA and possesses Series 7 / 24 licenses.

Mr. Kothari is an employee director. Mr. Kothari was nominated to the Board due to his extensive experience operating the Company and his expertise in public company accounting matters.

ALLEN S. MORTON Mr. Morton is presently retired. From April 2013 to September 2018, Mr. Morton served as the Senior Managing Director, Head of Energy and Natural Resources Group of B. Riley FBR, Inc. From July 2013 until January 2014, he served as a director at Aly Energy Services, Inc., prior to which he served in multiple roles, including Managing Director, at RBC Capital Markets from March 2001 until June 2012. Mr. Morton received a BA in economics from Williams College and an MBA from New York University.

The Board has determined that Mr. Morton will be an independent director if he is elected. Mr. Morton was nominated to the Board because of his expertise in corporate finance and his experience advising public companies.

Committee of the Board of Directors

The Audit Committee was established in December 2013.  The Audit Committee does not meet on a regular basis, but only as circumstances require.  The Company has not designated any member of its Audit Committee as a Financial Expert.  The Board does not currently have a Nominating Committee or Compensation Committee.  Following the Annual Meeting, the Board intends to form a Nominating Committee and Compensation Committee.  The members and nominees of the Board and the committees of the Board on which they are expected to serve, if elected, are identified below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Masateru Higashida
Kevin J. Conner	Chairman		Member
J. Chris Jones	Member	Member	Chairman
Shanoop Kothari			Member
Allen S. Morton	Member	Chairman

The Audit Committee

The Audit Committee recommends to the Board the selection of independent accountants to audit the annual financial statements of the Company, reviews the annual financial statements and meets with the Company’s Chief Financial Officer and independent accountants to review the scope and results of the audit of the financial statements and other matters regarding the Company’s accounting, financial reporting and internal control systems. The Audit Committee has no formal charter, but the Company expects the Audit Committee will adopt a formal charter following the Annual Meeting, assuming the Board’s nominees are elected at the Annual Meeting, and such charter will be made available in the Investor Relations section of our website at www.mynuzee.com.

Report of the Audit Committee

The purpose of the Audit Committee is to assist the oversight of the Board in the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of the Company’s independent registered public accountant. The primary responsibilities of the Audit Committee include overseeing the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee discussed with the independent registered public accountant the overall scope and plans for its audit. The Audit Committee met with the independent registered public accountant to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee and the Board approved that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 for filing with the Securities and Exchange Commission (the “SEC”).

The report has been furnished by the Audit Committee of the Board.

/s/ Masateru Higashida, Chair

The Compensation Committee

The functions of the Compensation Committee (the “Compensation Committee”), which is expected to be formed assuming the Board’s nominees are elected at the Annual Meeting, are to review management’s recommendations with respect to salary and incentive compensation of executive officers and other key employees, as well as the Company’s benefit plans and arrangements other than stock option plans, and make recommendations to the Board with respect to such plans. The Compensation Committee has no formal charter, but the Company expects the Compensation Committee will adopt a formal charter following the Annual Meeting, assuming the Board’s nominees are elected at the Annual Meeting, and such charter will be made available in the Investor Relations section of our website at www.mynuzee.com.

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee (the “Nominating Committee”), which is expected to be formed assuming the Board’s nominees are elected at the Annual Meeting, are to identify director nominees by first considering those current members of the Board who are willing to continue in service. Incumbent members of the Board with skills and experience that are relevant to our business and who are effective as members of the Board and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective, skills or experience, among other factors that the Board in their judgment believes are relevant. If any member of the Board does not wish to continue in service, if the Nominating Committee or the Board decides not to re-nominate a member for reelection, if the Nominating Committee or the Board decided to fill a director position that is currently vacant or if the Nominating Committee or the Board decides to recommend that the size of the Board be increased, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria described below.

Members of the Board and management are polled for suggestions as to individuals meeting the Board’s criteria. We may perform research to identify qualified individuals and, if appropriate, the Nominating Committee may engage a search firm. Nominees for director will be selected by a majority of the members of the Board, after recommendation by the Nominating Committee, with any current directors who may be nominees themselves abstaining from any vote relating to their own nomination. Although the Nominating Committee and the Board do not have a formal diversity policy, the Board and the Nominating Committee will consider such factors as they deem appropriate to develop a Board and committees that are diverse in nature and composed of experienced and seasoned advisors who may add valuable contributions. Factors to be considered by the Nominating Committee include judgment, knowledge, skill, diversity (including, but not limited to, factors such as race, gender and experience), integrity, effectiveness as a Board member, experience with businesses and other organizations of comparable size, including experience in the spirits industry, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other board members, familiarity with national and international business matters, experience with accounting rules and practices, willingness and ability to serve on committees, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of us and our stockholders, act ethically at all times and adhere to the applicable provisions of our code of business conduct and ethics. Other than consideration of the foregoing and applicable SEC requirements, unless determined otherwise by the Nominating Committee, there are no stated minimum criteria, qualities or skills for director nominees. However, the Nominating Committee may also consider such other factors as it may deem are in the best interests of us and our stockholders. In addition, at least one member of the Board serving on the audit committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable SEC rules, and a majority of the members of the Board should meet the definition of “independent director” under applicable exchange rules.

The Nominating Committee and the Board may consider suggestions for persons to be nominated for director that are submitted by stockholders. The Nominating Committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources. Stockholders suggesting persons as director nominees should send information about a proposed nominee to our Secretary at our principal executive offices as referenced above at least 90 days before the anniversary of the prior year’s annual stockholder meeting. This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of the Company, a description of the proposed nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the Board about the proposed nominee and his or her qualifications. The Board may request further information from the proposed nominee and the stockholder making the recommendation. In addition, a stockholder may nominate one or more persons for election as a director at our annual meeting of stockholders.

The Nominating Committee has no formal charter, but the Company expects the Nominating Committee will adopt a formal charter following the Annual Meeting, assuming the Board’s nominees are elected at the Annual Meeting, and such charter will be made available in the Investor Relations section of our website at www.mynuzee.com.

Board Meetings

During the year ended September 30, 2018, the Board did not meet, however the Board’s sole member acted by written consent in lieu of meeting on two occasions. The Board had only one member during the year ended September 30, 2018. Directors are encouraged to attend annual meetings of stockholders, absent exigent circumstances that preclude their attendance, and the Board’s sole member attended the 2018 annual meeting of stockholders. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, we will arrange for the director’s participation by means where the director can hear, and be heard by, those present at the meeting.

Board Leadership Structure and Role in Risk Oversight

Mr. Masateru Higashida is the chairman of the Board and the Company’s Chief Executive Officer. The Company believes that the Chief Executive Officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well. Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.

•The Nominating Committee oversees risks related to the Company’s governance structure and processes.

Limitation of Liability of Directors and Officers

Pursuant to Nevada Law, our Articles of Incorporation exclude personal liability for our directors and officers for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a director or officer receives an improper personal benefit.  This exclusion of liability does not limit any right which a director or officer may have to be indemnified and does not affect any director’s or officer’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors and officers against expenses, judgments, and amounts paid in settlement in connection with any claim against a director or officer if he or she acted in good faith and in a manner he believed to be in our best interests.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes of ownership with the SEC. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulations to furnish the Company with copies of all reports that they file with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during the most recent fiscal year its officers, directors and beneficial owners of more than ten percent of the Common Stock were in compliance except for Shanoop Kothari, who was late in filing a Form 3 upon becoming an officer of the Company.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics which is applicable to NuZee, Inc. and to all our directors and officers, including our principal executive officer and principal financial officer.

A copy of the Company’s Code of Ethics may be obtained free of charge by making the request to the Company in writing or on the Company’s website at https://mynuzee.com/code-of-business-ethics/ .

Stockholder Communications with Directors

Stockholders may communicate their comments or concerns in writing to members of the Board. Any such communication should be addressed to the attention of the Company’s Secretary at the Company’s principal executive offices. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Compensation of Directors

No director received compensation for service on the Board during the fiscal year ended September 30, 2019. The full amount of compensation paid to Mr. Higashida for his services to the Company is reflected in the Summary Compensation Table below.

EXECUTIVE COMPENSATION

The following table sets for forth the compensation paid by us for the last two fiscal years.  This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.  The compensation discussed addresses all compensation awarded to, earned by, or paid or named executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary (US$) (c)	Bonus (US$) (d)	Stock Awards (US$) (e)	Option Awards (US$) (f)	Non-Equity Incentive Plan Compensation (US$) (g)	Nonqualified Deferred Compensation Earnings (US$) (h)	All Other Compensation (US$) (i)	Total (US$) (j)
Masateru Higashida, CEO, Secretary, Treasurer (1)	2018 2017	180,000 15,000	67,500 100,000	0 0	0 617,485	0 0	0 0	0 0	247,500 732,485
Travis Gorney, President, COO (2)	2018 2017	120,000 83,450	48,835 0	0 0	0 15,134	0 0	0 0	0 0	168,835 98,584

(1)Masateru Higashida was appointed as the Company’s President, Chief Executive Officer, Chief Financial Officer (“CFO”), Treasurer, Secretary, and Chief Operations Officer (“COO”) on August 19, 2014.  Mr. Higashida resigned as the Company’s President and COO on August 28, 2017. Mr. Higashida stepped down as the Company’s CFO on February 12, 2019.

(2)Travis Gorney has served as our President and COO since August 2017. He had previously served the Company as Senior VP of Sales and Marketing from January 2017 to August 2017 and as VP of Sales and Supply Chain Management from February 2016 to January 2017. Mr. Gorney became a full-time employee of the Company in April 2013, following two years of consulting for Mr. Higashida on a project concerning bottled spring water from New Zealand as well as a line of certified organic beauty products. From 2008 through the present, Mr. Gorney has acted as President and CEO of Left Coast Threads, Inc., a company that operates retail clothing stores.

The compensation discussed herein addresses all compensation awarded to, earned by, or paid to our named executive officers.

Narrative Disclosure to the Summary Compensation Table

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.  Our directors and executive officers may receive stock options at the discretion of our Board in the future.  We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board from time to time.  We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of September 30, 2018:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Masateru Higashida	07/20/2017	304,000	1,216,000(1)	0.56	07/20/2027
Travis Gorney	06/30/2015	98,000	–	0.60	02/23/2026
	02/01/2016	48,000	–	0.60	02/01/2026
	07/11/2016	–	320,000(2)	0.88	07/11/2026
	01/01/2017	24,000	–	0.51	01/01/2027

(1) The options are subject to vesting over five years from the date of the grant, with 20% becoming exercisable on each anniversary of the date of the grant.

(2) The options vest in their entirety on December 31, 2021.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of September 17, 2019, the beneficial ownership of our Common Stock by each executive officer, director and director nominees, by each person known by us to beneficially own more than 5% of our Common Stock and by the executive officers, directors and director nominees as a group.  Except as otherwise indicated, all shares are owned directly, and the percentage shown is based on 40,708,831 shares of Common Stock issued and outstanding on September 17, 2019.

Title of Class	Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class (2)
Executive Officers, Director and Director Nominees
Common	Masateru Higashida	14,233,633	35.0%
Common	Travis Gorney	1,520,000	3.7%
Common	Shanoop Kothari	0	*
Common	Kevin J. Conner	0	*
Common	J. Chris Jones	0	*
Common	Allen S. Morton	0	*
Total of All Executive Officers, Director and Director Nominees		15,753,633	38.7%
Stockholders Holding 5% or Greater
Common	Masateru Higashida	14,233,633	35.0%
Common	Eguchi Katsuyoshi(3) 4-1002, Omori, Moriyama-ku Nagoya-Shi, Aichi-ken, Japan 463-0021	2,708,216	6.7%
Total of All Stockholders With 5% or Greater		16,941,849	41.6%

*     Represents less than 1% of our outstanding Common Stock

(1)   Except as otherwise indicated, the address of each person listed on the table is 2865 Scott Street, Suite 107, Vista CA 92081.

(2)   As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).  In addition, for purposes of this table, a person is deemed, as of any date, to have

“beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

(3) Represents (i) 1,486,083 shares of our Common Stock held by Eguchi Holdings Co, Ltd., of which Mr. Katsuyoshi is President, (ii) 373,333 shares of our Common Stock held by Torus International, of which Mr. Katsuyoshi is a director, (iii) 828,800 shares of our Common Stock held by Mr. Katsuyoshi in his personal capacity, and (iv) 20,000 shares of Common Stock held by family members of Mr. Katsuyoshi.

The persons named above have full voting and investment power with respect to the shares listed unless otherwise indicated.  Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security.  A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the director and executive officer compensation arrangements discussed above in the sections titled “Management” and “Executive Compensation”, the following is a description of each transaction since October 1, 2017, and each currently proposed transaction, in which:

•we have been or are to be a participant;

•the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and

•any of our directors, executive officers or, to our knowledge, beneficial owners of 5% or more of our capital stock, or any immediate family member of or person sharing the household with any of these individuals or entities, had or will have a direct or indirect material interest.

Mark Gorney, the father of Travis Gorney, our President and COO, is an hourly employee at one of NuZee’s warehouse facilities, and received approximately $23,286 in compensation for his services during the year ended September 30, 2018.

Family Relationships

There are no family relationships among our directors or officers.

PROPOSAL 2 – AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT

On September 18, 2019, the Board adopted a resolution approving, and recommending that the Company’s stockholders approve, this proposal to grant the Board the discretionary authority to file an amendment (the “Amendment”) to the Company’s Articles of Incorporation, as amended (the “Articles”), to effect a reverse stock split (the “Reverse Stock Split”) at any ratio at the Board’s discretion, from 1-for-3 to 1-for-5, in order to reduce the number of shares of Common Stock outstanding. Pursuant to the proposed Amendment, the form of which is attached to this proxy statement as Exhibit A, no changes will be made to the total number of shares of Common Stock authorized for issuance under the Articles.

The Board has determined that it is in the best interests of the Company and its stockholders to implement the Reverse Stock Split in order to reduce the number of shares of Common Stock outstanding. The Board believes that approval of a proposal providing the Board with this generalized grant of authority with respect to setting the split ratio, rather than mere approval of a pre-defined reverse stock split, will give the Board flexibility to set the ratio in accordance with current market conditions and therefore allow the Board to act in the best interests of the Company and our stockholders. The Board intends to implement the Reverse Stock Split as soon as practicable if approved at the Annual Meeting. In any event, the Reverse Stock Split must be implemented at any time before the earlier of (i) the one year anniversary of the Annual Meeting and (ii) the date of our 2020 annual meeting of stockholders. The Reverse Stock Split proposal is not part of a going-private transaction.

The Reverse Stock Split is intended to provide the capital structure that may facilitate further potential business and financing transactions and also increase the trading price of the Company’s Common Stock and provide us with greater liquidity and a stronger investor base.

However, there are negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. However, the Board has determined that these negative factors are outweighed by the potential benefits.

Stockholders should recognize that once the Reverse Stock Split is effected, they will own a smaller number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Stock Split divided by three, four or five). While we expect that the Reverse Stock Split will result in an increase in the per share price of our Common Stock, the Reverse Stock Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of share of Common Stock outstanding or at all. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse stock splits for companies in similar circumstances is varied. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

Stockholders will not receive fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who would have been entitled to a fractional share will instead receive such additional fraction of a share of Common Stock as is necessary to increase the fractional share to which they were entitled to a full share.

The table below provides examples of a Reverse Stock Split at various ratios between 1-for-3 and 1-for-5:

Shares Outstanding as of September 17, 2019	Reverse Stock Split Ratio	Shares Outstanding After Reverse Stock Split	Reduction in Shares Outstanding
40,708,831	1-for-3	13,569,611	27,139,220
40,708,831	1-for-4	10,177,208	30,531,623
40,708,831	1-for-5	8,141,767	32,567,064

The Reverse Stock Split will affect all holders of the Company’s Common Stock uniformly and will not change the proportionate equity interests of such stockholders, nor will the respective voting rights and other rights of holders of the Company’s Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Stock Split.

The Reverse Stock Split will not affect total stockholders’ equity on the Company’s balance sheet. As a result of the Reverse Stock Split, the stated capital component attributable to the Company’s Common Stock will be reduced to an amount equal to one-third, one-fourth or one-fifth of its present amount, and the additional paid-in capital component will be increased by the amount by which the Common Stock is reduced. Amounts for earnings (loss) per common share will be restated for the effects of the Reverse Stock Split and will be higher than the previously disclosed amounts because there will be fewer shares of the Company’s Common Stock outstanding.

Authorized Shares of Common Stock

Because the number of authorized shares of Common Stock will not be reduced proportionately, the Reverse Stock Split will increase the ability of the Board to issue authorized and unissued shares without further stockholder action. We currently do not have any plans, arrangements or understandings to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split.  However, as we have previously disclosed in our filings with the SEC, the development of our business will require substantial additional capital, and continued operations depend on our ability to raise additional funding, which could occur through fundraising transactions that involve issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock; depending several factors including the number of shares that are issued or issuable in any such transaction, such shares could include authorized but unissued shares that would become available as a result of the Reverse Stock Split.

Appraisal Rights

Under the Nevada Revised Statutes, stockholders will not be entitled to exercise appraisal rights in connection with the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of the Common Stock and does not purport to be a complete discussion of all possible tax consequences. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, holders subject to the alternative minimum tax, regulated investment companies or real estate investment trusts, partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members), traders in securities that elect to use a mark-to-market method of accounting for their securities holdings,  persons holding the Company’s Common Stock as a position in a hedging transaction, straddle, conversion transaction or other risk reduction transaction; persons who acquire shares of the Company’s Common Stock in connection with employment or other performance of services; persons who hold Company Common Stock as qualified small business stock within the meaning of Section 1202 of the Code, U.S. expatriates and foreign stockholders. The following summary is based on the provisions of the Internal Revenue Code (the “Code”), applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

The federal income tax consequences of the Reverse Stock Split to a stockholder may depend upon whether such stockholder receives solely a reduced number of shares of common stock in exchange for its old shares of common stock or whether such stockholder also receives an additional fraction of a share of Common Stock as is necessary to increase the fractional share the shareholder would have received to a full share. The purpose of the distribution of cash is to save the corporation the trouble, expense, and inconvenience of issuing and transferring fractional shares and not to give any particular group of shareholders an increased interest in the assets or earnings and profits of the corporation.  As such, the Company believes that the Reverse Stock Split should constitute a recapitalization pursuant to IRC § 368(a)(1)(E).  Accordingly, the Reverse Stock Split should have the following federal income tax effects:

Subject to the discussion below addressing the receipt by certain shareholders of an additional fraction of a share of Common Stock, a stockholder should not recognize gain or loss for federal income tax purposes as a result the Reverse Stock Split.  In the aggregate, such stockholder’s basis in the reduced number of shares of Common Stock should equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares should include its holding period in its old shares exchanged therefore.

The federal income tax treatment to stockholders who would have been entitled to a fractional share but instead receive such additional fraction of a share of Common Stock as is necessary to increase the fractional share to whole a full share is unclear.  The IRS may take the position that the receipt of an additional portion of a share results in a distribution, that it results in gain or that no income or gain is recognized. Any income or gain recognized should not exceed the excess of the fair market value of such full share over the fair market value of the fractional share to which such stockholder was otherwise entitled. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties.  It was solely written in connection with the proposed Reverse Stock Split of the Company’s Common Stock.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL 3 – APPROVAL OF THE NUZEE, INC. 2019 EQUITY INCENTIVE PLAN

On September 18, 2019, the Board adopted a resolution approving, and recommending that the stockholders approve and adopt, the NuZee, Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”). The following is a summary of the material terms of the 2019 Equity Incentive Plan. This summary does not purport to be a complete description of all provisions of the 2019 Equity Incentive Plan and is qualified in its entirety by reference to the complete text of the 2019 Equity Incentive Plan, which is attached as Exhibit B to this proxy statement.

Administration

The Plan shall be administered by a committee consisting exclusively of two or more directors of the Company, who shall be appointed by the Board (the “Committee”). In addition, the composition of the Committee shall satisfy such requirements as the SEC may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and any other applicable law.  The Board will have the authority to construe and interpret the 2019 Equity Incentive Plan, grant stock options and restricted share awards (each an “Award”, and collectively, “Awards”) and make all other determinations necessary or advisable for the administration thereof. The Board may also delegate to a separate committee the administration of the 2019 Equity Incentive Plan with respect to employees and consultants who are not considered officers of NuZee, including the authority to grant and administer Awards to such employees and consultants.

Eligibility

Persons eligible to participate include employees, directors and consultants of the Company and its parent and subsidiary entities.

Shares Reserved for Issuance under the 2019 Equity Incentive Plan

The Company has reserved 10,000,000 shares of Common Stock for issuance under the 2019 Equity Incentive Plan, representing 10% of the Company’s authorized shares of Common Stock. If Proposal Two is approved at the Annual Meeting and the Board exercises its discretionary authority to implement the Reverse Stock Split, the number of shares of Common Stock reserved for issuance and subject to Awards under the 2019 Equity Incentive Plan will be correspondingly reduced by the same ratio (from 1-for-3 to 1-for-5, as determined by the Board) as the reduction in the number of shares of Common Stock outstanding.

Term, Termination, and Amendments

Unless previously terminated, the 2019 Equity Incentive Plan will terminate 10 years after the its adoption by the Board, except that Awards that are granted under the 2019 Equity Incentive Plan prior to its termination will continue to be administered under the terms of the 2019 Equity Incentive Plan until the Awards terminate, expire or are exercised.

The Board may amend, alter, suspend or terminate the 2019 Equity Incentive Plan from time to time; provided, however, stockholder approval shall be required for any amendment to the extent necessary and desirable to comply with Applicable Laws. Additionally, the 2019 Equity Incentive Plan may not be amended, altered, suspended or terminated in any manner that would impair the rights of any participant in the 2019 Equity Incentive Plan without the written agreement of such participant.

Types of Awards

The 2019 Equity Incentive Plan authorizes the issuance of stock options and restricted share awards.

Additional Provisions

No Award or other right or interest of a participant under the 2019 Equity Incentive Plan may be assigned or transferred for any reason during the participant’s lifetime, other than to the Company or any subsidiary or affiliate, and any attempt to do so shall be void and the relevant Award shall be forfeited. Notwithstanding the foregoing, the Administrator may grant awards, other than Incentive Stock Options, that are transferable by the participant during his or her lifetime, but only to the extent specifically provided in the award agreement entered into with such participant. No Incentive Stock Option shall be transferable other than by will or the laws of descent and distribution.

Tax Withholding

The Company has the right, to deduct or withhold from any payment owed to a participant an amount that is necessary in order to satisfy any amount required to be withheld under US federal, state, local, foreign or other tax law as a result of the issuance of, or lapse of restrictions on, such Common Stock pursuant to an Award, or otherwise require such participant to make provision for payment of any such withholding amount.  Subject to such conditions as may be established by the Administrator, the Administrator may permit a participant to (i) have Common Stock otherwise issuable under an Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Company shares of Common Stock received pursuant to an Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Company previously acquired Common Stock; or (iv) have funds withheld from payments of wages, salary or other cash compensation due the participant.

Federal Income Tax Considerations

The following is a summary of the principal federal income tax consequences of certain awards which may be granted under the 2019 Equity Incentive Plan. It does not describe all federal tax consequences under the 2019 Equity Incentive Plan, nor does it describe state or local tax consequences. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2019 Equity Incentive Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or foreign tax consequences of participating in the 2019 Equity Incentive Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option (except that an alternative minimum tax liability may arise) and the Company is not entitled to a deduction at such time. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after both two years from the date of grant and one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will generally not be entitled to any deduction for federal income tax purposes, except in the case of a disqualifying disposition (as discussed below).

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) the Company will be entitled to deduct such amount. Any gain realized in excess of this amount will generally be considered as capital gain. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition of the shares of Common Stock underlying the option, gain or loss after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock.

Awards of Restricted Shares Awards. No taxable income is recognized by a participant receiving a restricted share award upon the grant of such award, provided that the award is subject to restrictions on transfer/  a substantial risk of forfeiture and the Company is  not allowed a tax deduction on such date (unless the participant has elected to make a Section 83(b) election as discussed below). A participant’s receipt of a restricted share award under the 2019 Equity Incentive Plan will be s subject to taxation on the fair market value of the Common Stock when the forfeiture provisions on such participant’s award, or any portion thereof, lapse, and the Company will generally will be allowed a corresponding tax deduction at that time. Such taxable income will generally be recognized as ordinary income to the participant. Any gain upon a later disposition of the stock in excess of this amount will generally be considered capital gain.

A participant receiving a restricted share award may, make an election under Section 83(b) of the Code with respect to such restricted shares.   By making a Section 83(b) election, the participant elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account) minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time.  If the Section 83(b) election is made, the participant will not recognize any additional income when the forfeiture provisions lapse. However, any gain recognized later upon a later disposition of the stock will generally be considered as capital gain. If the shares of Common Stock subject to such Section 83(b) election are later forfeited, the participant will not be entitled to any deduction, refund, or loss (other than any amount paid for the stock) with respect to the shares to the extent of the income recognized by the participant upon the making of the Section 83(b) election for tax purposes  To make a Section 83(b) election, a participant must file an appropriate form of election with the IRS within 30 days after the restricted shares are transferred.  A copy must also be submitted to the Company.

Parachute Payments. If the vesting or payment of an Award made to a “disqualified individual” (as defined in Section 280G of the Code) occurs, or is deemed for purposes of Section 280G to occur, in connection with a change in control of the Company, it may cause a portion of the payments with respect to such awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments which constitute “excess parachute payments” (as defined in Section 280G of the Code) may be non-deductible to the Company, in whole or in part, and may subject the participant receiving such award to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Code Section 409A. The Plan is intended to be exempt from or administered consistently with the requirements Section 409A of the Code. If an award is subject to Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to a participant and to a loss of deduction by the Company.

The foregoing tax discussion is intended for the general information of Stockholders and not as tax guidance to participants in the 2019 Equity Incentive Plan. Participants in the 2019 Equity Incentive Plan should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2019 Equity Incentive Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

       In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, we are asking our stockholders to cast a non-binding advisory vote on whether future advisory votes to approve the compensation paid to our named executive officers (commonly referred to as a “say-on-pay vote”) should be held every one, two or three years.

       Our Board believes that our stockholders should have the opportunity to vote on the compensation of our named executive officers every year. Our executive compensation program is designed to support long-term value creation. While we believe that many of our stockholders think that the effectiveness of such programs cannot be adequately evaluated on an annual basis, the Board believes that at present it should receive advisory input from our stockholders each year. The Board believes that allowing our stockholders to provide us with their input on our executive compensation philosophy, policies and practices as disclosed in our proxy statement every year is a good corporate governance practice that is consistent with holding the Board of directors accountable to our stockholders and is in the best interests of our stockholders.

       Stockholders may vote on their preferred voting frequency by selecting the option of One Year, Two Years, Three Years or Abstain on the proxy card when voting on this Proposal 4. Please note that when casting a vote on this proposal, stockholders will not be voting to approve or disapprove the Board’s recommendation.

       The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the stockholder-approved frequency selection for the advisory vote on executive compensation. However, because this vote is advisory and not binding on the Board or the Company, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option receiving the most votes cast by our stockholders.

THE BOARD RECOMMENDS A VOTE FOR THE ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS TO OCCUR EVERY YEAR.

PROPOSAL 5 – ADVISORY VOTE APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, we are asking our stockholders to approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to provide input – to endorse or not endorse –the compensation of our named executive officers. We strongly encourage you to carefully review the Executive Compensation discussion and analysis and compensation tables and narrative discussions and related material included in this proxy statement. Thereafter, we request your input on the compensation of our named executive officers through your vote on the following advisory resolution.

The Board believes that the compensation of our named executive officers is appropriate and recommends a vote “FOR” the following advisory resolution, which will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and related matters.”

You may vote “for” or “against” the foregoing resolution, or you may “abstain.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and procedures described in this proxy statement.

While the advisory vote is non-binding, the Board and the Compensation Committee, if and when established, will review the results of the vote and take the concerns of our stockholders into account in future determinations concerning our executive compensation program. The Board therefore recommends that you indicate your support for the compensation policies and procedures for our named executive officers, as outlined in the above resolution.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL 6 – THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2020

The Board has appointed MaloneBailey LLP (“MaloneBailey”) as our independent registered certified public accounting firm for the fiscal year ending September 30, 2020 and has further directed that the selection of MaloneBailey be submitted to a vote of stockholders at the Annual Meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of MaloneBailey is not ratified, the Board will evaluate the basis for the stockholder vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of MaloneBailey is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of MaloneBailey are expected to attend the Annual Meeting by telephone, and will be available to respond to appropriate questions and, if they desire, to make a statement.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth a summary of the fees paid to MaloneBailey for professional services rendered for the fiscal years ended September 30, 2018 and 2017:

	2018	2017
FEE CATEGORY
Audit Fees (MaloneBailey, LLP)	$ 105,267	$ 55,036
Tax Fee	-	-
Audit-Related Fees	-	-
TOTAL FEES	$ 105,267	$ 55,036

Audit fees consist of fees billed for professional services rendered for the audit of our Company’s financial statements and review of our interim financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF MALONEBAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2020.

In the event of a negative stockholder vote on the ratification of MaloneBailey as our independent registered public accounting firm, our Audit Committee will reconsider its selection.

STOCKHOLDER PROPOSALS

If any stockholder intends to present a proposal to be considered for inclusion in our proxy material for the 2020 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and  must be received by the Company at least 120 days before the anniversary of the prior year’s proxy statement, or no later than May 30, 2020, unless the date of our 2020 annual meeting is changed by more than 30 days from October 22, 2020, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals must comply with the applicable requirements or conditions established by the SEC and the Company’s bylaws, which requires among other things, certain information to be provided in connection with the submission of stockholder proposals. All proposals must be directed to the Secretary of the Company at 2865 Scott Street, Suite 107, Vista CA 92081. The persons designated as proxies by the Company in connection with the 2020 annual meeting of Stockholders will have discretionary voting authority with respect to any stockholder proposal for which the Company does not receive timely notice.

OTHER MATTERS

 The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares in accordance with their best judgment.

AVAILABLE INFORMATION

The Company files Annual Reports on Form 10-K with the Securities and Exchange Commission. A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 2018 (except for certain exhibits thereto), including our audited financial statements and financial statement schedules, may be obtained, free of charge, upon written request by any stockholder to: NuZee, Inc. 2865 Scott Street, Suite 107, Vista CA 92081. Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing the Company for its expenses in supplying any exhibit.

PROXY CARD

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy and log-on using the below control number. Proxies submitted by the Internet must be received by 11:59 p.m. (EDT) on October 21, 2019.

CONTROL #

VOTE BY FAX

Mark, sign and date your proxy card and fax it to 646-536-3179.

VOTE BY EMAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on October 22, 2019 at 9:00 a.m. (PDT).

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - NuZee, Inc.

THE BOARD RECOMMENDS A VOTE "FOR" EACH DIRECTOR NOMINEE, "FOR" PROPOSALS 2 & 3, "ONE YEAR" FOR PROPOSAL 4 AND "FOR" PROPOSAL 5.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1) **Election of Directors:**

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Masateru Higashida 02 Kevin J. Conner 03 J. Chris Jones
04 Shanoop Kothari 05 Allen S. Morton

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date ____________ **Signature** ____________ **Signature, if held jointly** ____________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

NUZEE, INC.

Annual Meeting of Stockholders

October 22, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on October 22, 2019

The Proxy Statement, Notice of Annual Meeting and a Letter to Stockholders are available at
https://mynuzee.com/annual-meeting-information/

NUZEE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and management's Proxy Statement therefore, and revoking all prior proxies, hereby appoints Masateru Higashida and Shanoop Kothari, or either of them, as proxies to represent and vote and act upon the following matters in respect of all shares of Common Shares of NuZee, Inc. (the "Company"), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on October 22, 2019, at 9:00 a.m., Pacific time, at 2865 Scott Street, Suite 107, Vista, California 92081, and at any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, the proxy shall be voted **"FOR"** the election of the nominees to the board of directors, **"FOR"** the approval of an amendment to the Company's Articles of Incorporation and authorization of the board of directors to effect a reverse stock split, **"FOR"** the approval of the adoption of the NuZee, Inc. 2019 Equity Incentive Plan, **"ONE YEAR"** for the advisory vote on the frequency of future advisory votes on executive compensation, **"FOR" the approval, on an advisory basis, of the compensation paid to our named executive officers"** and **"FOR"** the ratification of the appointment of MaloneBailey LLP, as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2020.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

Please check here if you plan to attend the Annual Meeting of Stockholders on October 22, 2019 at 9:00 a.m. Pacific time. ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

EXHIBIT A

Section 1 of the Additional Articles of the Articles of Incorporation of NuZee, Inc. is hereby amended by adding the following new paragraphs:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this amendment to the Company’s Articles of Incorporation, as amended, each [_________(_)] shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive such additional fraction of a share of Common Stock as is necessary to increase the fractional shares to a full share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.

No changes are being made to the number of authorized shares.”

EXHIBIT B

NUZEE, INC.

2019 STOCK INCENTIVE PLAN

70373475.3

NuZee, Inc.

2019 Stock Incentive Plan

Effective September 19, 2019

Table of Contents

Article 1. INTRODUCTION1

Article 2. ADMINISTRATION.1

2.1Committee Composition1

2.2Committee Responsibilities1

Article 3. SHARES AVAILABLE FOR GRANTS.1

3.1Basic Limitation1

3.2Additional Shares2

Article 4. ELIGIBILITY.2

4.1Nonstatutory Stock Options And Restricted Shares2

4.2Incentive Stock Options2

Article 5. OPTIONS.2

5.1Stock Option Agreement2

5.2Number Of Shares2

5.3Exercise Price2

5.4Exercisability And Term2

5.5Limitations3

5.6Form of Consideration3

5.7Exercise of Option3

5.8Early Exercise of Options5

Article 6. RESTRICTED SHARES.5

6.1Time, Amount And Form Of Awards5

6.2Stock Award Agreement5

6.3Voting And Dividend Rights5

6.4Transferability5

6.5Other Restrictions5

6.6Removal of Restrictions5

Article 7. ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL6

7.1Adjustments6

7.2Dissolution Or Liquidation6

7.3Certain Transactions/Change In Control6

7.4Outside Director Awards7

7.5Modification Or Assumption Of Options7

Article 8. LEAVE OF ABSENCE/ TRANSFERABILITY8

8.1Leave Of Absence/Transfer Between Locations8

8.2Transferability Of Awards8

Article 9. LIMITATION ON RIGHTS.8

9.1Retention Rights8

9.2Regulatory Requirements8

Article 10. TAX.8

10.1General8

10.2Compliance With Code Section 409A9

Article 11. AMENDMENT/ TERMINATION/ TERM.9

1.1Term Of The Plan9

11.2Amendment And Termination9

11.3Stockholder Approval9

11.4Effect Of Amendment Or Termination9

Article 12. CONDITIONS UPON ISSUANCE OF SHARES.9

12.1Legal Compliance10

12.2Investment Representations10

12.3Inability To Obtain Authority10

12.4Stockholder Approval10

12.5Entire Agreement; Governing Law10

12.6Successors And Assigns10

12.7Clawback10

Article 13. DEFINITIONS.11

Article 14. EXECUTION.14

-i-

NUZEE, INC.

2019 STOCK INCENTIVE PLAN

Effective September 19, 2019

Article 1. INTRODUCTION

Effective September 19, 2019, the Board hereby adopts the Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Directors and Consultants with exceptional qualifications and (c) linking Employees, Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

Article 2. ADMINISTRATION.

2.1COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and any other Applicable Law.

The Board may also appoint one or more separate committees of the Board, each composed of one or more Directors of the Company who need not satisfy the foregoing requirements, who may administer the Plan with respect to Employees and Consultants who are not considered officers or Directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all terms of such Awards.

2.2COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee may amend or modify any outstanding Awards in any manner to the extent the Committee would have had the authority under the Plan initially to make such Awards as so amended or modified. The Committee’s determinations under the Plan shall be final and binding on all persons and will be given the maximum deference permitted under Applicable Law.

Article 3. SHARES AVAILABLE FOR GRANTS.

3.1BASIC LIMITATION. Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares, or shares reacquired by the Company. The number of shares stated in this Section 3.1 as available for the grant of Awards is subject to adjustment in accordance with Article 7. The aggregate number of Shares available for Awards under the Plan is ten million (10,000,000).  The maximum number of Shares that may be issued upon the exercise of ISOs will equal the aggregate Share number stated above, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3.2.

3.2ADDITIONAL SHARES. Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan as ISOs or any type of Award. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, or (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

Article 4. ELIGIBILITY.

4.1NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Service Providers shall be eligible for the grant of Restricted Shares.  Only Service Providers of the Company or a Subsidiary shall be eligible for the grant of NQOs.

4.2INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

Article 5. OPTIONS.

5.1STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NQO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

5.3EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Share on the date of grant.  In the case of an ISO granted to a Participant who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the ISO will be five (5) years from the date of grant or such shorter term as may be provided in the Stock Option Agreement.

5.4EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when the Option is to become exercisable. The term of each Option will be stated in the Stock Option Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.  In the case of an ISO granted to a Participant who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the ISO will be five (5) years from the date of grant or such shorter term as may be provided in the Stock Option Agreement.

5.5LIMITATIONS.  Each Option will be designated in the Stock Option Agreement as either an ISO or a NQO.  Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQOs to the extent such treatment is not in violation of Section 409A.  For purposes of this Section 5.5, ISOs will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

5.6FORM OF CONSIDERATION.  The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an ISO, the Committee will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided, further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Committee determines in its sole discretion; (4) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Committee will consider if acceptance of such consideration may be reasonably expected to benefit the Company, and will only permit a form which would not.

5.7EXERCISE OF OPTION.

(a)Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Stock Option Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option; and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding).  Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Stock Option Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article 7 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or as a result of termination for Cause, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) to the extent that the Option is vested on the date of termination.  In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination.  Unless otherwise provided by the Committee, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Committee, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(c)Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Stock Option Agreement, if a Participant ceases to be a Service Provider as a result of termination for Cause, the Option will terminate immediately upon such Participant’s termination as a Service Provider, and the Participant will be prohibited from exercising his or her Option from and after the date of such termination as a Service Provider.  For the avoidance of doubt, notwithstanding any vesting schedule set forth in the Participant’s Stock Option Agreement, upon a Participant’s termination for Cause, all Options held by such Participant, vested and unvested, immediately will revert to the Plan.

(d)Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) to the extent the Option is vested on the date of termination.  In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.  Unless otherwise provided by the Committee, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e)Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Stock Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Committee.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s death.  Unless otherwise provided by the Committee, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately will revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

5.8EARLY EXERCISE OF OPTIONS.  An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant ceases to be a Service Provider, to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option.  Subject to any repurchase limitation, any unvested Shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

Article 6. RESTRICTED SHARES.

6.1TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Shares to Service Providers in such amounts as the Committee, in its sole discretion, will determine.

6.2STOCK AWARD AGREEMENT.  Each Award of Restricted Shares will be evidenced by a Stock Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, will determine, including, without limitation, any price to be paid by the Participant for such Restricted Shares.  Unless the Committee determines otherwise, the Company as escrow agent, will hold the Restricted Shares until the restrictions on such Shares have lapsed.

6.3VOTING AND DIVIDEND RIGHTS. Unless otherwise provided in the Stock Award Agreement, during the Period of Restriction, the holder of Restricted Shares awarded under the Plan shall have full voting, dividend and other rights provided with respect to the Shares. Without limitation, a Stock Award Agreement may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares (in which case such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid), or may defer payment of any dividends until vesting of the Award.

6.4TRANSFERABILITY.  Except as provided in this Article 6 or as the Committee determines, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

6.5OTHER RESTRICTIONS.  The Committee, in its sole discretion, may impose such other restrictions on Restricted Shares as it may deem advisable or appropriate; provided however that restrictions and conditions applicable to Restricted Shares must be structured in a way that would cause such Restricted Shares to be exempt from Section 409A by virtue of such Restricted Shares being transferred under Section 83 of the Code.

6.6REMOVAL OF RESTRICTIONS.  Except as otherwise provided in this Article 6, Shares of Common Stock covered by each Restricted Share grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Committee may determine.  The Committee, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

Article 7. ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL

7.1ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Award and the numerical Share limits in Article 3 of the Plan. It is intended that, if possible, any adjustments contemplated be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Code Sections 424 and 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.  Additionally, the Committee will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent that the Company is relying upon the exemption afforded under such statute with respect to the Award.

7.2DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

7.3CERTAIN TRANSACTIONS/ CHANGE IN CONTROL.  In the event of a merger, consolidation or similar transaction directly or indirectly involving the Company, each outstanding Award will be treated as the Committee determines (subject to the provisions of the following paragraph) whether with or without a Participant’s consent, including, without limitation, that (i) such Award will be assumed, or a substantially equivalent Award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices as set forth in Section 7.1; (ii) upon written notice to the applicable Participant, such Award will terminate upon or immediately prior to the consummation of such transaction; (iii) (1) such Award will terminate in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights as of the date of the occurrence of such transaction (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights thereunder, then such Award may be terminated by the Company without payment), or (2) such Awards will be replaced with other rights or property selected by the Committee in its sole discretion; or (iv) any combination of the foregoing. In taking any of the actions permitted under this Section 7.3, the Committee will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of the same Award, similarly.

Notwithstanding the generality of the foregoing, in the event of a merger, consolidation or similar transaction directly or indirectly involving the Company that results in a Change in Control and in which the acquiring or succeeding corporation does not assume or substitute for the Award (or portion of the Award), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options (or portion thereof) that are not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Shares (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Parent or Subsidiaries, as applicable. In addition, if an Option (or portion thereof) is not assumed or substituted for, the Committee will notify the Participant in writing or electronically that the Option (or its applicable portion) will be exercisable for a period of time determined by the Committee in its sole discretion, and the Option (or its applicable portion) will terminate upon the expiration of such period.

Notwithstanding anything in this Section 7.3 to the contrary, and unless otherwise provided for in an Award Agreement or other written agreement between the Participant and the Company or any of its Parent or Subsidiaries, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its acquirer or successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the acquiring or succeeding corporation’s corporate structure following the applicable transaction will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 7.3 to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

7.4OUTSIDE DIRECTOR AWARDS. With respect to Awards granted to an Outside Director, in the event of a Change in Control in which such Awards are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Participant, or other written agreement between the Participant and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

7.5MODIFICATION OR ASSUMPTION OF OPTIONS. The Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option (except that the Committee has the authority to amend any outstanding Option without the Optionee’s consent if the Committee deems it necessary or advisable to comply with Code Section 409A). In addition, to the extent the Committee’s modification of the purchase price or the exercise price of any outstanding Award effects a repricing, shareholder approval shall be required before the repricing is effective.

Article 8. LEAVE OF ABSENCE/ TRANSFERABILITY

8.1LEAVE OF ABSENCE/TRANSFER BETWEEN LOCATIONS.  Unless the Committee provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. For purposes of ISOs, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a NQO.

8.2TRANSFERABILITY OF AWARDS. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Committee makes an Award transferable, such Award will not be transferable other than for no consideration, and will contain such additional terms and conditions as the Committee deems appropriate.

Article 9. LIMITATION ON RIGHTS.

9.1RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any Service Provider at any time, with or without Cause, subject to Applicable Laws, the Company’s certificate of incorporation and bylaws and a written employment agreement (if any).

9.2REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all Applicable Laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

Article 10. TAX.

10.1GENERAL. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.  The amount of the withholding requirement will be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

10.2COMPLIANCE WITH CODE SECTION 409A.  All Awards granted hereunder are intended to be exempt from or comply with the requirements of Section 409A. Any ambiguities in this Plan or any Award granted hereunder will be interpreted to so comply with or be exempt from Section 409A, as appropriate. The terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with the foregoing intention. Notwithstanding any other provision in the Plan or an Award Agreement, the Committee, to the extent it unilaterally deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Company makes no representation that the Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code.  Any amounts payable under the Plan shall be excludible from the requirements of Section 409A, either as involuntary separation pay or as short-term deferral amounts, to the maximum possible extent.  In no event will the Company (or any Parent or Subsidiary of the Company, as applicable) have any liability for or reimburse a Participant for any taxes imposed or other costs incurred under Section 409A.

Whenever in the provision of payment or benefit under the Plan is conditioned on the Service Provider’s execution and non-revocation of a waiver and release of claims, such waiver and release must be executed and not revoked, and all revocation periods must have expired, on or prior to the stated payment date;  otherwise, the payment or benefit is forfeited.  In no event may a Service Provider, directly or indirectly, designate the calendar year of a payment.

Article 11. AMENDMENT/ TERMINATION/ TERM.

11.1TERM OF THE PLAN Subject to Section 12.4 of the Plan, the Plan will become effective upon its adoption by the Board.  Unless sooner terminated under Section 11.2, it will continue in effect for a term of ten (10) years from the date of such approval.

11.2AMENDMENT AND TERMINATION.  The Board may at any time amend, alter, suspend or terminate the Plan, provided any such amendment, alteration or suspension is in compliance with Section 409A, to the extent applicable.

11.3STOCKHOLDER APPROVAL.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

11.4EFFECT OF AMENDMENT OR TERMINATION.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

Article 12. CONDITIONS UPON ISSUANCE OF SHARES.

12.1LEGAL COMPLIANCE.  Shares will not be issued pursuant to the exercise of an Award unless the grant and exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

12.2INVESTMENT REPRESENTATIONS.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

12.3INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

12.4STOCKHOLDER APPROVAL.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

12.5ENTIRE AGREEMENT; GOVERNING LAW.  The Plan and each Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter thereof.  The Plan and each Award Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Nevada.

12.6SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights under this Plan and any Award Agreement to single or multiple assignees, and this Plan and any Award Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Plan and any Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

12.7CLAWBACK.  Notwithstanding any other provisions in this Plan to the contrary, any Award received by a Subject Participant, and/or any Share issued upon exercise of any Award received by a Subject Participant hereunder, and/or any amount received with respect to any sale of any such Award or Share, will be subject to potential cancellation, recoupment, rescission, payback or other action to the extent required pursuant to Applicable Law, government regulation or national securities exchange listing requirement (or any clawback policy adopted by the Company pursuant to any such law, government regulation or national securities exchange listing requirement). Each Subject Participant agrees and consents to the Company’s application, implementation and enforcement of any policy established by the Company that may apply to the Subject Participant and any provision of applicable law, government regulation or national securities exchange listing requirement relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate any such policy (as applicable to the Subject Participant) or Applicable Law, government regulation or national securities exchange listing requirement without further consent or action being required by the Subject Participant.

Article 13. DEFINITIONS.

13.1“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

13.2“Award” means any award of an Option or a Restricted Share under the Plan.

13.3“Award Agreement” means either or both a Stock Option Agreement and a Stock Award Agreement.

13.4“Board” means the Company’s Board of Directors, as constituted from time to time.

13.5“Cause” means, with respect to a Participant,  the occurrence of any of the following events: (i) such Participant’s commission of a felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company, Parent or Subsidiary; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company, Parent or Subsidiary or of any statutory duty owed to the Company, Parent or Subsidiary; (iv) such Participant’s unauthorized use or disclosure of the Company’s, Parent’s or Subsidiary’s confidential information or trade secrets; (v) such Participant’s gross negligence or willful misconduct; or (vi) such Participant’s action which constitutes “Cause” under his or her applicable employment or consulting agreement.  The determination that a termination of the Participant’s continuous status as a Service Provider is either for Cause or without Cause shall be made by the Company in its sole discretion.  Any determination by the Company that Participant’s continuous status as a Service Provider was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.  If, subsequent to a Participant’s termination as a Service Provider, it is discovered that such Participant could have been terminated for Cause, the Participant shall, at the election of the Company, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.  In such event, any amounts or Shares received under this Plan shall be returned to the Company within thirty (30) days of the Company’s written demand.

13.6“Change in Control” shall mean the occurrence of any of the following events:

(a)Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company, provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(b)Change in Effective Control of the Company.  A change in the effective control of the Company occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 13.6, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control, with respect to an Award subject to Section 409A, unless the transaction qualifies as a change in control event within the meaning of Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.

13.7“Code” means the Internal Revenue Code of 1986, as amended.

13.8“Committee” means a committee of the Board, as described in Article 2.

13.9“Common Stock” means the common stock, par value $0.00001 per share, of the Company.

13.10“Company” means NuZee, Inc., a Nevada corporation.

13.11“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent or a Subsidiary as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

13.12“Director” shall mean a member of the Board.

13.13“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than ISOs, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

13.14“Employee” means a common-law employee of the Company, a Parent or a Subsidiary.

13.15“Exchange Act” means the Securities Exchange Act of 1934, as amended.

13.16“Exercise Price” means the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

13.17“Fair Market Value” means, for so long as the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

13.18“ISO” means an incentive stock option described in section 422(b) of the Code.

13.19“NQO” means a stock option not described in sections 422 or 423 of the Code.

13.20“Option” means an ISO or NQO granted under the Plan and entitling the holder to purchase Shares.

13.21“Optionee” means an individual or estate who holds an Option.

13.22 “Outside Director” means a Director who is not an Employee.

13.23“Parent” means a “parent corporation” whether now or hereafter existing, as defined in Code Section 424(e).

13.24“Participant” means an individual or estate who holds an Award.

13.25“Period of Restriction” means the period during which the transfer of Restricted Shares are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee.

13.26“Plan” means this NuZee, Inc. 2019 Stock Incentive Plan, as amended from time to time.

13.27“Restricted Share” means a Share awarded under the Plan.

13.28“Service Provider” means an Employee, Director or Consultant.

13.29“Share” means a share of Common Stock, as adjusted in accordance with Article 7 of the Plan.

13.30“Stock Award Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

13.31“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

13.32“Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in Code Section 424(f).

13.33“Subject Participant” means a Participant who is designated by the Board as an “executive officer” under the Exchange Act.

Article 14. EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

NUZEE, INC.

By: /s/ Masateru Higashida

Masateru Higashida, Chief Executive Officer and Secretary